                                 EXHIBIT 10.86
                                 -------------


                                 Smart & Final


                     Supplemental Executive Retirement Plan

                              Master Plan Document



                                 November 1997
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                               TABLE OF CONTENTS
                               -----------------

                                                                    Page
                                                                    ----
PURPOSE..........................................................      4

ARTICLE 1   DEFINITIONS..........................................      4

ARTICLE 2   ELIGIBILITY..........................................     10

      2.1   SELECTION BY PLAN ADMINISTRATOR......................     10
      2.2   ENROLLMENT REQUIREMENTS..............................     10
      2.3   COMMENCEMENT OF PARTICIPATION........................     10

ARTICLE 3   VESTING..............................................     10

      3.1   VESTING IN BENEFITS..................................     10

ARTICLE 4   BENEFITS.............................................     11

      4.1   ELIGIBILITY FOR BENEFITS.............................     11
      4.2   PAYMENT OF BENEFITS..................................     12
      4.3   ALTERNATIVE FORMS OF PAYMENT; ELECTIONS..............     12
      4.4   LIMITATION ON BENEFITS...............................     14
      4.5   WITHHOLDING AND PAYROLL TAXES........................     14

ARTICLE 5   TERMINATION, AMENDMENT OR MODIFICATION OF THE PLAN...     14

      5.1   TERMINATION..........................................     14
      5.2   AMENDMENT............................................     14
      5.3   TERMINATION OF PLAN AGREEMENT........................     15

ARTICLE 6   OTHER BENEFITS AND AGREEMENTS.........................    15

      6.1   COORDINATION WITH OTHER BENEFITS.....................     15

ARTICLE 7   ADMINISTRATION OF THE PLAN...........................     15

      7.1   PLAN ADMINISTRATOR DUTIES............................     15
      7.2   AGENTS...............................................     15
      7.3   BINDING EFFECT OF DECISIONS..........................     16
      7.4   INDEMNITY OF PLAN ADMINISTRATOR......................     16
      7.5   EMPLOYER INFORMATION.................................     16

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
ARTICLE 8     CLAIMS PROCEDURES..................................   16

        8.1   PRESENTATION OF CLAIM..............................   16
        8.2   NOTIFICATION OF DECISION...........................   16
        8.3   REVIEW OF A DENIED CLAIM...........................   17
        8.4   DECISION ON REVIEW.................................   17
        8.5   LEGAL ACTION.......................................   18

ARTICLE 9     BENEFICIARY DESIGNATION............................   18

        9.1   BENEFICIARY........................................   18
        9.2   BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT...   18
        9.3   ACKNOWLEDGEMENT....................................   18
        9.4   NO BENEFICIARY DESIGNATION.........................   18
        9.5   DOUBT AS TO BENEFICIARY............................   19
        9.6   DISCHARGE OF OBLIGATIONS...........................   19

ARTICLE 10    TRUST..............................................   19

       10.1   ESTABLISHMENT OF THE TRUST.........................   19
       10.2   INTERRELATIONSHIP OF THE PLAN AND THE TRUST........   19

ARTICLE 11    MISCELLANEOUS......................................   19

       11.1   UNSECURED GENERAL CREDITOR.........................   19
       11.2   EMPLOYER'S LIABILITY...............................   20
       11.3   NONASSIGNABILITY...................................   20
       11.4   NOT A CONTRACT OF EMPLOYMENT.......................   20
       11.5   FURNISHING INFORMATION.............................   20
       11.6   TERMS..............................................   20
       11.7   CAPTIONS...........................................   21
       11.8   GOVERNING LAW......................................   21
       11.9   VALIDITY...........................................   21
      11.10   NOTICE.............................................   21
      11.11   SUCCESSORS.........................................   21
      11.12   SPOUSE'S INTEREST..................................   21
      11.13   INCOMPETENT........................................   22
      11.14   COURT ORDER........................................   22
      11.15   DISTRIBUTION IN THE EVENT OF TAXATION..............   22
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                               SMART & FINAL INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           EFFECTIVE JANUARY 1, 1998



                                    PURPOSE

     The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees of Smart & Final Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.



                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

     For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Actuarial Equivalent" shall mean an actuarial equivalent value of an amount payable in a different form or at a different date computed on the basis of the following actuarial assumptions:

Mortality:                                   UP 1984 Mortality Table
Interest Rate:                               7.5%;

     provided, however, that Actuarial Equivalent, for purposes of calculating the Withdrawal Amount under Section 4.3(e) below, shall be computed on the basis of the above interest rate assumption only, with no mortality assumption for the period of time between the assumed benefit commencement date for purpose of applying the Reduction Percentage and the actual date of the distribution of the Withdrawal Amount.

1.2  "Beneficiary" shall mean the individual designated, in accordance with
     Article 9, that is entitled to receive benefits under this Plan upon the death of a Participant.

1.3 "Beneficiary Designation Form" shall mean the form established from time to time by the Plan Administrator that a Participant completes, signs and returns to the Plan Administrator to designate a Beneficiary.

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1.4  "Board" shall mean the board of directors of the Company.

1.5 "Change in Control" shall mean the first to occur, after the execution date of this Plan, of any of the following events:

     (a) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of the Company's capital stock entitled to vote in the election of directors;

     (b) During any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who, at the beginning of such period constitute the board of directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c), (d) or (e) of this
          Section 1.6) whose election by the board of directors or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

     (c) The shareholders of the Company approve any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than 50% of the common stock of the surviving corporation immediately after the consolidation or merger;

     (d) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

     (e) The shareholders of the Company approve the sale or transfer of all or substantially all of the assets of the Company to parties that are not within a "controlled group of corporations" (as defined in Code
          Section 1563) in which the Company is a member.

1.6  "Claimant" shall have the meaning set forth in Section 8.1.

1.7 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.8  "Company" shall mean Smart & Final Inc., a Delaware corporation.

1.9 "Compensation" shall mean, for a calendar year, a Participant's annual compensation, including bonuses, but excluding commissions, overtime, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile allowances, and income attributable to stock grants of exercise of options paid to a Participant for employment services rendered to any Employer, before reduction for compensation

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     deferred pursuant to all qualified, non-qualified and Code Section 125 plans of any Employer.

1.10 "Disability" shall mean a period of disability during which a Participant qualifies for permanent benefits under the Employer's Group Disability Plan applicable to Participant or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Plan Administrator. If the Participant's Employer does not sponsor such a plan or discontinues to sponsor such a plan, Disability shall be determined by the Plan Administrator in its reasonable sole discretion.

1.11 "Early Retirement" shall mean a Participant ceasing to be an employee of all Employers on or after his or her attainment of both age fifty-five (55) and five (5) Years of Service for any reason other than a leave of absence, Normal Retirement, death, Disability or Termination of Employment; provided, however, a Participant's Early Retirement under this Plan must be approved by the Board, which approval may be unreasonably withheld, unless the Participant has attained both age fifty-five (55) and ten (10) Years of Service, in which case Board approval may not be withheld and shall be deemed granted.

1.12 "Employer(s)" shall mean the Company and any subsidiaries of the Company that have been selected by the Board to participate in the Plan.

1.13 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.14 "Fifteen Year Term Certain Annuity" shall mean an annuity payable to the Participant or his or her Beneficiary for a term certain of 15 years from the benefit commencement date, without regard to the date of the Participant's death.

1.15 "Final Average Compensation" shall mean the average of the final five (5) calendar years of a Participant's Compensation, including the annualized Compensation for the calendar year in which the event that entitled the Participant to a distribution of benefits under this Plan (the "Distribution Event") occurred. Annualized Compensation for the calendar year of the Distribution Event shall be a sum calculated as though: (i) the Participant received 100% of his or her then base annual compensation, and
     (ii) the Participant received 100% of his or her annual bonus opportunity for such calendar year, unless prior to the Distribution Event the annual bonus was actually paid or determined to be a zero amount on the normal payment date, in which case the bonus component of annualized Compensation for the calendar year of the Distribution Event shall be the actual bonus paid.

1.16 "Joint and Survivor Annuity" shall mean a benefit that is the Actuarial Equivalent of the Participant's Vested SERP Benefit and that is payable monthly in the form of an annuity for the life of the Participant with a survivor annuity for the life of such Participant's

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     Beneficiary. Such a survivor annuity must be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Beneficiary, as elected by the Participant in accordance with Section 4.3 below.

1.17 "Life Annuity" shall mean a benefit that is the Actuarial Equivalent of the Participant's Vested SERP Benefit and that is payable monthly in the form of an annuity for the life of the Participant.

1.18 "Normal Retirement" shall mean a Participant ceasing to be an employee of all Employers on or after his other attainment of both age sixty-five (65) and ten (10) Years of Service for any reason other than a leave of absence, death, Disability or Termination of Employment.

1.19 "Participant" shall mean any employee (i) who is selected to participate in the Plan, and (ii) who elects to participate in the Plan, and (iii) who signs a Plan Agreement and a Beneficiary Designation Form, and (iv) whose signed Plan Agreement Form and Beneficiary Designation Form are accepted by the Plan Administrator, and (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated.

1.20 "Plan" shall mean the Company's Supplemental Executive Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as amended from time to time.

1.21 "Plan Administrator" shall mean the plan administrator described in
     Article 7.

1.22 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Plan Administrator shall govern such entitlement.

1.23 "Plan Year" shall, for the first Plan Year, begin on January 1, 1998, and end on December 31, 1998. For each Plan Year thereafter, the Plan Year shall begin on January 1 of each year and continue through December 31.

1.24 "Preretirement Survivor Benefit" shall mean, in the event of the Participant's death prior to his or her Retirement, Disability or Termination of Employment, a benefit equal to two times the Participant's current Compensation (calculated as though the Participant received 100% of his or her base annual compensation and 100% of his or her annual bonus opportunity for the calendar year of his or her death), payable in the form of a lump sum to the Participant's Beneficiary.

1.25 "Reduction Percentage" shall mean, for a Participant, an annualized monthly percentage selected by the Board in its sole discretion; provided, however, that the Reduction Percentage selected by the Board in its sole discretion for a Participant may be higher or

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     lower than the Reduction Percentage selected by the Board for any other
     Participant, but may not exceed a simple annualized percentage of one half percent (0.5%) per month.

1.26 "Retirement" or "Retires" shall mean, in each instance, Early Retirement or Normal Retirement, as the case may be.

1.27 "Retirement Income Plan" shall mean the Company's defined benefit retirement income plan, The Smart & Final Pension Plan, restated effective April 1, 1992, as it may be further amended from time to time.

1.28 "SERP Benefit" shall mean, for a Participant, a single life annuity, payable monthly and commencing at age sixty-five (65), that is equal in monthly amount to 1/12 of the Standard Benefit; provided, however, that:

     (a) in the case of Early Retirement, the SERP Benefit shall be reduced by the Participant's Reduction Percentage for each full month between (i) the month of the Participant's Early Retirement, and (ii) the month the Participant will attain age sixty-five (65); and

     (b) in the case of Termination of Employment after a Change in Control, the SERP Benefit shall be reduced by the Participant's Reduction Percentage for each full month between (i) the later of the month of the Participant's Termination of Employment or the month the Participant will attain age fifty-five (55), and (ii) the month the Participant will attain age sixty-five (65).

1.29 "Standard Benefit" shall mean, for a Participant:

     (a) the product of the Standard Benefit Percentage multiplied by the Participant's Final Average Compensation; less
                                                    ----

     (b) the Actuarial Equivalent of the Participant's benefits under the Retirement Income Plan, calculated as a single life annuity at age sixty-five (65).

1.30 "Standard Benefit Percentage" shall mean, for a Participant, a percentage based upon the Participant's job title at the Company at Retirement, in accordance with the following chart:

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
                                         STANDARD BENEFIT PERCENTAGE
------------------------------------------------------------------------------------------------------------
                         Participant's Job Title at                                Participant's Standard
                                 Retirement                                          Benefit Percentage
------------------------------------------------------------------------------------------------------------
President or Chief Executive Officer                                                         50%
------------------------------------------------------------------------------------------------------------
Executive Vice President                                                                     50%
------------------------------------------------------------------------------------------------------------
Senior Vice President                                                                        40%
------------------------------------------------------------------------------------------------------------
Vice President                                                                               40%
------------------------------------------------------------------------------------------------------------
Other Participants as may be selected by the Plan Administrator                  Amount to be Established,
                                                                                     Not to Exceed 40%
------------------------------------------------------------------------------------------------------------

1.31 "Termination of Employment" shall mean a Participant ceasing to be an employee of all Employers, voluntarily or involuntarily, but shall exclude cessation of employment with all Employers as a result of Normal Retirement, Early Retirement, death or Disability.

1.32 "Trust" shall mean the trust established pursuant to that certain Master Trust Agreement for this Plan, dated as of January 1, 1998, between the Company and the trustee named therein, as amended from time to time.

1.33 "Vested" shall mean that portion of a Participant's benefits under this Plan in which the Participant has a nonforfeitable right and 100% vested interest, as determined in accordance with Section 3.1 below.

1.34 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. Any partial year of employment shall not be counted. Service shall continue to accrue during periods of disability, whether permanent or temporary, regardless of whether employment by Employer shall continue during such disability.



                                   ARTICLE 2

                                  ELIGIBILITY
                                  -----------

2.1  SELECTION BY PLAN ADMINISTRATOR.
     -------------------------------

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     Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Plan Administrator shall select, in its sole discretion, employees to participate in the Plan.

2.2  ENROLLMENT REQUIREMENTS.
     -----------------------

     As a condition to participation, each selected employee shall complete, execute and return to the Plan Administrator a Plan Agreement, a Consent to Insure form for corporate-owned or trust-owned life insurance, and a Beneficiary Designation Form. In addition, the Plan Administrator shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3  COMMENCEMENT OF PARTICIPATION.
     -----------------------------

     Provided an employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Plan Administrator, that employee shall commence participation in the Plan on the date specified by the Plan Administrator. If a selected employee fails to meet all such requirements prior to that date, that employee shall not be eligible to participate in the Plan until the completion of those requirements.




                                   ARTICLE 3

                                    VESTING
                                    -------



3.1  VESTING IN BENEFITS.
     -------------------

     (a)  GENERAL.  Except as otherwise provided in this Section 3.1, each
          -------
          Participant shall have no nonforfeitable right and a 0% vested interest in his or her SERP Benefit or Preretirement Survivor Benefit.

     (b)  VESTED SERP BENEFIT UPON RETIREMENT OR DISABILITY.  Notwithstanding
          -------------------------------------------------
          Section 3.1(a) above, and subject to Section 4.4 and Section 9.4 below, a Participant, or his or her Beneficiary in the case of a survivor benefit, shall have a nonforfeitable right and 100% vested interest in the Participant's SERP Benefit upon the Participant's Early Retirement, Normal Retirement or Disability.

     (c)  VESTED SERP BENEFIT UPON CHANGE IN CONTROL.  Notwithstanding Section
          ------------------------------------------
          3.1(a) above, and subject to Section 4.4 and Section 9.4 below, a Participant, or his or her Beneficiary in the case of a survivor benefit, shall have a nonforfeitable right and 100% vested interest in the Participant's SERP Benefit upon the occurrence of a Change in Control.

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     (d)  VESTED PRERETIREMENT SURVIVOR BENEFIT.  Notwithstanding Section 3.1(a)
          -------------------------------------
          above, and subject to Section 4.4 and Section 9.4 below, a Participant's Beneficiary shall have a nonforfeitable right and 100% vested interest in the Participant's Preretirement Survivor Benefit if the Participant dies prior to the Participant's Termination of Employment, Disability or Retirement.



                                   ARTICLE 4

                                   BENEFITS
                                   --------



4.1  ELIGIBILITY FOR BENEFITS.
     ------------------------

     (a)  RETIREMENT OR DISABILITY BENEFIT.  If a Participant Retires or suffers
          --------------------------------
          a Disability, he or she shall be entitled to receive his or her Vested SERP Benefit paid in the form of (i) a Joint and Survivor Annuity, or
          (ii) a Life Annuity, or (iii) a Fifteen Year Term Certain Annuity, that, in each instance, is increased or decreased, as the case may be, on an Actuarial Equivalent basis, to reflect the form of benefit payments.

     (b)  PRERETIREMENT SURVIVOR BENEFIT.  If a Participant dies prior to his or
          ------------------------------
          her Termination of Employment, Disability or Retirement, the Participant's Beneficiary shall be entitled to receive the Participant's Preretirement Survivor Benefit.

     (c)  TERMINATION BENEFIT AFTER A CHANGE IN CONTROL.  If a Participant
          ---------------------------------------------
          experiences a Termination of Employment after a Change in Control, but prior to his or her death, Disability or Retirement, he or she shall be entitled to receive his or her Vested SERP Benefit paid in the form of (i) a Joint and Survivor Annuity, if he or she is legally married at the commencement of the payment of benefits, or (ii) a Life Annuity, if he or she is not legally married at that time, that, in each instance, is increased or decreased, as the case may be, on an Actuarial Equivalent basis, to reflect the form of the benefit payments.


4.2  PAYMENT OF BENEFITS.
     -------------------

     Payments of benefits shall be made in the following manner:

     (a)  NORMAL RETIREMENT.  If a Participant's benefits become payable because
          -----------------
          of his or her Normal Retirement, such Participant's benefit payments shall commence as soon as is administratively practical after the date on which such Participant Retired.

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     (b)  EARLY RETIREMENT.  If a Participant's benefits become payable because
          ----------------
          of his or her Early Retirement, such Participant's benefit payments shall commence as soon as is administratively practical after the date on which such Participant Retired.

     (c)  DISABILITY OR DEATH.  If a Participant's benefits become payable
          -------------------
          because of his or her death or Disability, such benefit payments shall commence as soon as is administratively practical following the Plan Administrator's receipt of written proof or determination of such Participant's death or Disability.

     (d)  TERMINATION OF EMPLOYMENT AFTER A CHANGE IN CONTROL.  If a
          ---------------------------------------------------
          Participant's benefits become payable because of his or his Termination of Employment after a Change in Control, such benefit payments shall commence as soon as is administratively practical after the later of (i) the date the Participant experiences the Termination of Employment and (ii) the date the Participant attains age fifty-five
          (55).

     (e)  REASONABLE TIME.  For purposes of this Section 4.2, "as soon as is
          ---------------
          administratively practical" shall not exceed 120 days from the date of the specified event, except in extraordinary circumstances, as determined in the sole discretion of the Plan Administrator.

4.3  ALTERNATIVE FORMS OF PAYMENT; ELECTIONS.
     ---------------------------------------

     (a)  LIFE ANNUITY.  A Participant who is entitled to receive a Joint and
          ------------
          Survivor Annuity, in accordance with Section 4.1 above, may elect at any time prior to one year before his or her Retirement or, in the case of a Disability or Termination of Employment after a Change in Control, in connection with his or her commencement of participation in the Plan, to receive his or her Vested SERP Benefit in the form of a Life Annuity that is the Actuarial Equivalent of the Joint and Survivor Annuity that he or she was otherwise entitled to receive. This election must be consented to in writing by the electing Participant's spouse before the election shall be valid. Such an election shall be made in accordance with the Plan Administrator's rules and procedures as may be in effect from time to time.

     (b)  JOINT AND SURVIVOR ANNUITY.  A Participant who is entitled to receive
          --------------------------
          a Joint and Survivor Annuity, in accordance with Section 4.1 above, may at any time prior to one year before his or her Retirement or, in the case of a Disability or Termination of Employment after a Change in Control, in connection with his or her commencement of participation in the Plan, elect to receive his or her Joint and Survivor Benefits in the form of a 50% survivor annuity. Such an election shall be made in accordance with the Plan Administrator's rules and procedures as may be in effect from time to time.

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     (c)  FIFTEEN YEAR TERM CERTAIN ANNUITY.  A Participant who is entitled to
          ---------------------------------
          receive either a Life Annuity or a Joint and Survivor Annuity, in accordance with Section 4.1 above, may elect at any time prior to one year before his or her Retirement or, in the case of a Disability or Termination of Employment after a Change in Control, in connection with his or her commencement of participation in the Plan, to receive his or her Vested SERP Benefit in the form of a Fifteen Year Term Certain Annuity that is the Actuarial Equivalent of the Life Annuity or Joint and Survivor Annuity that he or she was otherwise entitled to receive, as the case may be. This election must be consented to in writing by the electing Participant's spouse, if any, before the election shall be valid. Such an election shall be made in accordance with the Plan Administrator's rules and procedures as may be in effect from time to time.

     (d)  LUMP SUM.  If a Participant's Vested SERP Benefit under this Plan at
          --------
          the time he or she, or his or her Beneficiary (whether primary or contingent), becomes eligible to receive a distribution under this Plan, when expressed on an Actuarial Equivalent basis as a lump sum, is less than $25,000, the Plan Administrator, it sole discretion, may pay that benefit in a lump sum at the time that benefit payments would otherwise commence.

     (e)  WITHDRAWAL ELECTION.  A Participant or his or her Beneficiary, as the
          -------------------
          case may be, may elect, at any time after he or she has a Vested SERP Benefit, in accordance with Section 3.1 above, to receive his or her remaining Vested SERP Benefit paid in a lump sum, based on the Actuarial Equivalent of his or her remaining Vested SERP Benefit, less a 10% penalty (as described below) (the net amount shall be referred to as the "Withdrawal Amount"). No election to partially accelerate benefits shall be allowed. The Participant shall make this election by giving the Plan Administrator advance written notice of the election in a form determined from time to time by the Plan Administrator. The penalty shall be equal to 10% of the Participant's remaining Vested SERP Benefit, determined on an Actuarial Equivalent basis. The Participant shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future.

     (f)  PLAN ADMINISTRATOR DISCRETION.  Upon the request of a Participant, the
          -----------------------------
          Plan Administrator, in its sole discretion and consistent with its established procedures and rules, may consider other forms of benefit payments, or the timing of benefit payments, as it deems necessary and prudent under the circumstances.

4.4  LIMITATION ON BENEFITS.
     ----------------------

     Notwithstanding the foregoing provisions of this Article 4, in no event shall a Participant or his or her Beneficiary receive more than one type or form of benefit under this Article 4. If a Participant dies after Change in Control but before Termination of Employment, Retirement or Disability, the Participant's Beneficiary shall receive the greater of the Participant's Vested

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     SERP Benefit or the Participant's Vested Preretirement Survivor Benefit,
     calculated on an Actuarial Equivalent basis.

4.5  WITHHOLDING AND PAYROLL TAXES.
     -----------------------------

     The Employers shall withhold from any and all benefits made under this
     Article 4, all federal, state and local income, employment and other taxes required to be withheld by the Employer in connection with the benefits hereunder, at such times and in such amounts to be determined in the sole discretion of the Employers.



                                   ARTICLE 5

              TERMINATION, AMENDMENT OR MODIFICATION OF THE PLAN
              --------------------------------------------------



5.1  TERMINATION.
     -----------

     Each Employer reserves the right to terminate the Plan at any time with respect to its participating employees by the actions of its board of directors. The termination of the Plan shall not adversely affect any Participant or his or her Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate payments by paying the Actuarial Equivalent value of such payments. For all other Participants, upon the termination of the Plan, all Plan Agreements shall terminate and the Actuarial Equivalent of a Participant's Vested SERP Benefit shall be paid out in a lump sum.

5.2  AMENDMENT.
     ---------

     Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to its participating employees by the actions of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict a Participant's then Vested SERP Benefit, determined on an Actuarial Equivalent basis. The amendment or modification of the Plan shall not affect any Participant or his or her Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Actuarial Equivalent value of such payments either in a lump sum or in some other accelerated form of payment.

5.3  TERMINATION OF PLAN AGREEMENT.
     -----------------------------

     Absent the earlier termination, modification or amendment of the Plan, the Plan Agreement of any Participant shall terminate upon the full payment of the applicable Vested SERP Benefit as provided under Article 4.

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                                   ARTICLE 6

                         OTHER BENEFITS AND AGREEMENTS
                         -----------------------------




6.1  COORDINATION WITH OTHER BENEFITS.
     --------------------------------

     The benefits provided for a Participant under this Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Employers. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.



                                   ARTICLE 7

                          ADMINISTRATION OF THE PLAN
                          --------------------------




7.1  PLAN ADMINISTRATOR DUTIES.
     -------------------------

     This Plan shall be administered by a Plan Administrator which shall consist of the Board, or such committee as the Board shall appoint. Members of the Plan Administrator may be Participants under this Plan. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

7.2  AGENTS.
     ------

     In the administration of this Plan, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to any Employer.

7.3  BINDING EFFECT OF DECISIONS.
     ---------------------------

     The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

7.4  INDEMNITY OF PLAN ADMINISTRATOR.
     -------------------------------

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     All Employers shall indemnify and hold harmless the members of the Plan
     Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Plan Administrator or any of its members.

7.5  EMPLOYER INFORMATION.
     --------------------

     To enable the Plan Administrator to perform its functions, each Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of its Participants, the date and circumstances of the retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Plan Administrator may reasonably require.



                                   ARTICLE 8

                               CLAIMS PROCEDURES
                               -----------------


8.1  PRESENTATION OF CLAIM.
     ---------------------

     Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Plan Administrator a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

8.2  NOTIFICATION OF DECISION.
     ------------------------

     The Plan Administrator shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Plan Administrator has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
          Claimant:

     (c)  the specific reason(s) for the denial of the claim, or any part of it;

          (i) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

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          (ii)  a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iii) an explanation of the claim review procedure set forth in
                Section 8.3 below.

8.3  REVIEW OF A DENIED CLAIM.
     ------------------------

     Within 60 days after receiving a notice from the Plan Administrator that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Plan Administrator a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Plan Administrator, in its sole discretion, may grant.

8.4  DECISION ON REVIEW.
     ------------------

     The Plan Administrator shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Plan Administrator's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Plan Administrator deems relevant.

8.5  LEGAL ACTION.
     ------------

     A Claimant's compliance with the foregoing provisions of this Article 8 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

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                                   ARTICLE 9

                            BENEFICIARY DESIGNATION
                            -----------------------



9.1  BENEFICIARY.
     -----------

     Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2  BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT.
     ------------------------------------------------

     A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Plan Administrator or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Plan Administrator, must be signed by that Participant's spouse and returned to the Plan Administrator. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Plan Administrator prior to his or her death.

9.3  ACKNOWLEDGMENT.
     --------------

     No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

9.4  NO BENEFICIARY DESIGNATION.
     --------------------------

     If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's spouse shall be the designated Beneficiary. If the Participant then has no surviving spouse, the benefits remaining under the Plan shall be forfeited.

9.5  DOUBT AS TO BENEFICIARY.
     -----------------------

     If the Plan Administrator has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Plan Administrator shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Plan Administrator's satisfaction.

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9.6  DISCHARGE OF OBLIGATIONS.
     ------------------------

     The complete and full payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Plan Administrator from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.



                                   ARTICLE 10

                                     TRUST
                                     -----



10.1 ESTABLISHMENT OF THE TRUST.
     --------------------------

     The Company shall establish the Trust. The Employers shall transfer over to the Trust such assets, if any, as the Employers determine, in their sole discretion.

10.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST.
     -------------------------------------------

     The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Agreement.


                                   ARTICLE 11

                                 MISCELLANEOUS
                                 -------------



11.1 UNSECURED GENERAL CREDITOR.
     --------------------------

     Participants and their Beneficiaries successors and assigns shall have no legal or equitable rights, interests or claims in any specific property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

11.2 EMPLOYER'S LIABILITY.
     --------------------

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     An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

11.3 NONASSIGNABILITY.
     ----------------

     Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

11.4 NOT A CONTRACT OF EMPLOYMENT.
     ----------------------------

     The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

11.5 FURNISHING INFORMATION.
     ----------------------

     A Participant or his or her Beneficiary will cooperate with the Plan Administrator by furnishing any and all information reasonably requested by the Plan Administrator and take such other actions as may be reasonably requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations for the limited purpose of securing corporate-owned or trust-owned life insurance, as the Plan Administrator may deem necessary.

11.6 TERMS.
     -----

     Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

11.7 CAPTIONS.
     --------

     The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

11.8 GOVERNING LAW.
     -------------

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       Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflict of laws principles.

11.9   VALIDITY.
       --------

       In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

11.10  NOTICE.
       ------

       Any notice or filing required or permitted to be given to the Plan Administrator under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                      Donald G. Alvarado, Esq.
                      Senior Vice President & General Counsel
                      Smart & Final Inc.
                      4700 South Boyle Avenue
                      Los Angeles, California  90058
                      ------------------------------------------

       Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

       Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

11.11  SUCCESSORS.
       ----------

       The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's Beneficiary.

11.12  SPOUSE'S INTEREST.
       -----------------

       The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

11.13  INCOMPETENT.
       -----------

       If the Plan Administrator determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Plan Administrator may require proof of minority, incompetency,

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       incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

11.14  COURT ORDER.
       -----------

       The Plan Administrator is authorized to make any payments directed by court order in any action in which the Plan or Plan Administrator has been named as a party.

11.15  DISTRIBUTION IN THE EVENT OF TAXATION.
       -------------------------------------

       If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Plan Administrator for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.


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IN WITNESS WHEREOF, Roger M. Laverty III has signed this Plan document on
November 24, 1997.



                              "Company"

                              Smart & Final Inc.
                                a Delaware corporation



                              By:     /s/ ROGER M. LAVERTY, III
                                      --------------------------
                                      Roger M. Laverty III

                              Title:  President and Chief Executive Officer

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